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                                                                   EXHIBIT 10.11
                                AVENUE A, INC.

                            STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT (this "Agreement") made as of the 8th day of October, 1999, between AVENUE A, INC., a Washington corporation (the "Company"), and the undersigned ("Purchaser").

1.   Sale of Stock

     1.1 Purchase. Purchaser hereby purchases ___________ shares of Common Stock (the "Shares") granted to Purchaser on September 30th, 1999 (the "Grant Date") to purchase up to 25,000 shares of Common Stock at the purchase price of $4.00 per share, pursuant to the terms herein.

     1.2 Payment. The purchase price for the Shares shall be paid to the Company by any combination of cash and/or check.

2.   Securities Law Compliance

     2.1 Purchaser represents and warrants that (a) Purchaser has been furnished with all information which Purchaser deems necessary to evaluate the merits and risks of the purchase of the Shares; (b) Purchaser has had the opportunity to ask questions and receive answers concerning the information received about the Shares and the Company; and (c) Purchaser has been given the opportunity to obtain any additional information Purchaser deems necessary to verify the accuracy of any information obtained concerning the Shares and the Company.

     2.2 Purchaser hereby confirms that Purchaser has been informed that the Shares have not been registered under the federal Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws pursuant to exemptions from registration. Purchaser further confirms that Purchaser understands that the reliance by the Company on such exemptions is predicated in part upon the truth and accuracy of the statements by Purchaser in this Agreement.

     2.3 Purchaser hereby represents and warrants that Purchaser is purchasing the Shares for Purchaser's own account, for investment purposes only, and not with a view towards the distribution or public offering of all or any part of the Shares.

     2.4 Purchaser hereby confirms that Purchaser understands that because the Shares have not been registered under the Securities Act, Purchaser must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered or an exemption from registration is available.

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     2.5  Purchaser hereby agrees that Purchaser shall in no event sell or distribute all or any part of the Shares unless (a) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Shares or (b) the Company receives an opinion of Purchaser's legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

     2.6 Purchaser hereby consents to the placing of a legend on Purchaser's certificate(s) as substantially set forth in Section 5 hereof and to the placing of a stop-transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed.

     2.7 Purchaser hereby confirms that Purchaser understands that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by Purchaser. Purchaser understands that the Company has no obligation to Purchaser to register the Shares with the SEC and has not represented to Purchaser that it will register the Shares.

     2.8 Purchaser confirms that Purchaser has been advised, prior to Purchaser's purchase of the Shares, that neither the offering of the Shares nor any offering materials have been reviewed by any administrator under the Securities Act, the Washington State Securities Act or any other applicable securities act (the "Acts") and that the Shares have not been registered under any of the Acts and therefore cannot be resold unless they are registered under the Acts or unless an exemption from such registration is available.

     2.9 Purchaser hereby agrees to indemnify the Company and hold it harmless from and against any loss, claim or liability, including attorneys' fees or legal expenses, incurred by the Company as a result of any breach by Purchaser of, or any inaccuracy in, any representation, warranty or statement by Purchaser in this Agreement or the breach by Purchaser of any of the terms or conditions of this Agreement.

3.   Transfer Restrictions

     3.1 Restrictions on Transfer. Shares shall not be sold, transferred, assigned, pledged, encumbered or otherwise of disposed of in contravention of the market standoff provisions of Section 3.3 hereof or the right of first refusal under Section 4 hereof. Except as otherwise provided herein, such restrictions on transfer, however, shall not apply to (a) a gratuitous transfer of the Shares, provided, and only if, Purchaser obtains the Company's prior written consent to such transfer, (b) a transfer of title to the Shares effected pursuant to Purchaser's will or the laws of intestate succession, or (c) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by Purchaser in connection with the acquisition of the Shares.

     3.2 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in Section 3.1

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hereof must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the market standoff provisions of Section 3.3 hereof and the right of first refusal under Section 4 hereof, to the same extent such shares would be so subject if retained by Purchaser.

     3.3 Market Standoff. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Purchaser or any transferee (either being sometimes referred to herein as the "Holder") shall not sell, make any short sale of, loan, hypothecate, pledge, assign, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors with respect to their shares (other than any of their shares being sold pursuant to the registration statement for the underwritten public offering); provided, however, that in no event shall such period exceed 180 days. Holder shall be subject to the market standoff provisions of this Section 3.3 only if and to the same extent that the officers and directors of the Company are also subject to similar arrangements.

4.   Company's Right of First Refusal

     Before any Shares held by the Holder may be sold or otherwise transferred (including any assignment, pledge, encumbrance or other disposition of the Shares, but not including a permitted transfer under Section 3.1 hereof), the Company or its assignee shall have an assignable right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 4 (the "Right of First Refusal").

     4.1 Notice of Proposed Transfer. In the event any Holder of the Shares desires to accept a bona fide third-party offer for the sale or transfer of any or all of the Shares, the Holder shall promptly deliver to the Company a written notice (the "Notice") stating the terms and conditions of any proposed sale or transfer, including: (a) the Holder's bona fide intention to sell or otherwise transfer such Shares; (b) the name of each proposed purchaser or other transferee (the "Proposed Transferee"); (c) the number of Shares to be transferred to each Proposed Transferee; and (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"). The Holder shall provide satisfactory proof that the disposition of such shares to such Proposed Transferee would not be in contravention of the provisions of Section 3 hereof and the Holder shall offer to sell the Shares at the Offered Price to the Company.

     4.2 Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company or its assignee may, by giving written notice to the Holder, elect to purchase all or any portion of the Shares proposed to be transferred to any one or more of

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the Proposed Transferees, at the purchase price determined in accordance with subsection 4.3 below.

     4.3 Purchase Price. The purchase price for the Shares purchased under this Section 4 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the noncash consideration shall be determined by the Board of Directors of the Company in good faith.

     4.4 Payment. Payment of the purchase price shall be made, at the option of the Company or its assignee, either (a) in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company or such assignee, or by any combination thereof within 30 days after receipt of the Notice or (b) in the manner and at the time(s) set forth in the Notice.

     4.5 Holder's Right to Transfer. If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee as provided in this Section 4, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 4 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company or its assignee shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

     4.6 Termination of Right of First Refusal. The Right of First Refusal under this Section 4 shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

5.   Legends

     Purchaser understands and agrees that the Shares are subject to restrictions as substantially set forth herein. Purchaser understands that the certificate(s) representing the Shares shall bear legends in substantially the following forms:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY WAY DISPOSED OF EXCEPT AS SET FORTH IN THE CERTAIN AGREEMENT BETWEEN THE

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ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED
AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHTS OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES."

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT THE PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

6.   Stop-Transfer Notices

     Purchaser understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company shall not be required to (a) transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Agreement or (b) treat as the owner of the Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

7.  Independent Tax Advice

     Purchaser acknowledges that determining the actual tax consequences to each particular Purchaser of purchasing or disposing of the Shares may be complicated. These tax consequences will depend, in part, on Purchaser's specific situation, the resolution of currently uncertain tax law, and other variables not within the control of the Company. Purchaser is aware that Purchaser should consult a competent and independent tax advisor for a full understanding of the specific tax consequences to Purchaser prior to purchasing or disposing of the Shares. Prior to purchasing shares, Purchaser either has consulted with a competent tax advisor independent of the Company to obtain tax advice concerning the purchase of the Shares in light of Purchaser's specific situation or has had the opportunity to consult with such a tax advisor but chose not to do so.

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8.   General Provisions

     8.1 Assignment. The Company may assign its rights hereunder to any person or entity selected by the Company's Board of Directors, including, without limitation, one or more shareholders of the Company.

     8.2 Notices. Any notice required in connection with the Company's exercise of its rights hereunder shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by 10 days' advance written notice under this Section 8.2 to all other parties to this Agreement.

     8.3 No Waiver. No waiver of any provision of this Agreement shall be valid unless in writing, signed by the person against whom such waiver is sought to be enforced, nor shall failure to enforce any right hereunder constitute a continuing waiver of the same or a waiver of any other right hereunder.

     8.4 Cancellation of Shares. If the Company (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased by the Company pursuant to the exercise of its rights hereunder, then, from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement, as the case may
be). The Company (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered.

     8.5 Purchaser Undertaking. Purchaser hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Purchaser or the Shares pursuant to the express provisions of this Agreement.

     8.6 Agreement Is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof, and no modification of any provision hereof shall be binding upon either Purchaser or the Company unless in writing and signed by the party against whom such modification is sought to be enforced.

     8.7 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Purchaser and Purchaser's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and agreed in writing to join herein and be bound by the terms and conditions hereof.

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     8.8  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which, upon execution, shall constitute one and the same instrument.

     8.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                              AVENUE A, INC.


                              By:
                                 -------------------------------
                              Title:
                                    ----------------------------

                              Address:
                                      --------------------------
                                      --------------------------

                              PURCHASER


                              ----------------------------------
                              Printed Name:
                                      --------------------------
                              Address:
                                      --------------------------
                                      --------------------------

     By his or her signature below, the spouse of the Purchaser, if such Purchaser is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and is familiar with the terms and provisions hereof and thereof, and agrees to be bound by all the terms and conditions of this Agreement.

Dated:_________________________           _______________________
                                          Spouse's Signature


                                          _______________________
                                          Printed Name


     By his or her signature below, the Purchaser represents that he or she is not legally married as of the date of executing this Agreement.

Dated:__________________________          ______________________
                                          Purchaser's Signature

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                                   SCHEDULE A

Name                    Shares
------------------------------
Robert M. Littauer      25,000
Brian P. McAndrews      25,000
Neve Savage             25,000
Jeffrey Miller          25,000
Michael Galgon          25,000
Scott Lipsky            25,000
Anna Collins            13,750
Clark Kokich             6,250


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